Exhibit 99.1
CONTACT:     Sheila Ennis
ICR for Comverse, Inc.
415-430-2073
Sheila.ennis@icrinc.com

Comverse Announces Fourth Quarter and Full Fiscal 2013 Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, April 15, 2014 - Comverse, Inc. (“Comverse”; NASDAQ: CNSI) today announced its results for the fourth quarter ("Q4") and fiscal year ended January 31, 2014 ("fiscal 2013").
Consolidated Highlights: Below is selected consolidated and combined financial information for Q4 and fiscal 2013, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended January 31,		Fiscal Years Ended January 31,
(In thousands)	2014	2013	2014	2013
Total revenue	$166,514	$183,587	$652,501	$677,763
Costs and expenses
Cost of revenue	112,140	114,872	402,476	431,644
Research and development, net	17,036	17,218	67,512	76,461
Selling, general and administrative	30,689	41,087	134,031	160,340
Other operating expenses	2,924	4,821	10,783	11,510
Total costs and expenses	162,789	177,998	614,802	679,955
Income (loss) from operations (1)	3,725	5,589	37,699	(2,192)
Expense adjustments	8,730	11,313	18,950	37,607
Comverse performance (2)	12,455	16,902	56,649	35,415

Income (loss) before income tax benefit (expense)	1,514	5,205	27,875	(6,768)
Income tax benefit (expense)	14,263	5,572	(9,189)	(13,526)
Net income (loss) from continuing operations	15,777	10,777	18,686	(20,294)
Basic earnings (loss) per share from continuing operations	$0.71	$0.49	$0.84	$(0.93)
Diluted earnings (loss) per share from continuing operations	$0.70	$0.49	$0.83	$(0.93)

Interest expense	(282)	(307)	(847)	(901)
Depreciation	$(4,267)	$(5,996)	$(16,267)	$(17,741)
Amortization	$(695)	$(2,076)	$(2,765)	$(14,124)

Operating Margin	2.2%	3.0%	5.8%	(0.3)%
Comverse performance margin (2)	7.5%	9.2%	8.7%	5.2%

Net cash provided by operating activities - continuing operations (1)	$12,008	$57,597	$6,621	$28,190

(1) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received during the first quarter of the fiscal year ended January 31, 2014.
(2) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.

“During fiscal 2013, we were pleased with the realignment of our product and services portfolio in supporting the transition to IP, cloud-based offerings in Digital Services; the extension of our Kenan initiatives and Comverse One industrialization; and our enhanced managed services deployment,” said Philippe Tartavull, President & CEO of Comverse, Inc. “We have grown year-over-year product bookings in two of our three geographies. However, we faced significant softness in our Asia Pacific region resulting in an overall decline in bookings compared to fiscal 2012. This softness was primarily a function of the overall economic conditions in India and a delay in orders with a large customer in the region. We believe we have a tremendous portfolio of products and a significant install base to drive future growth.”

Common Stock Repurchase

Comverse’s Board of Directors has adopted a program to repurchase from time to time at management’s discretion up to $30 million in shares of Comverse’s common stock on the open market during the 18-month period ending October 9, 2015 at prevailing market prices. As of April 2, 2014, Comverse had 22,258,981 shares of common stock outstanding. Repurchases will be made under the program using Comverse’s own cash resources.

Change in Business Segments
The Company’s reportable segments consist of BSS and Digital Services. The results of operations of the Company’s global corporate functions that support its business units are included in the column captioned “All Other” as part of the Company’s business segment presentation.
Historically, Mobile Internet (“Comverse MI”), which was renamed Policy and is responsible for the Company's mobile Internet and policy products, and Netcentrex, an IP-based solution that provides carrier-hosted enterprise and consumer IP services, were previously included in All Other. Effective in Q4 of fiscal 2013, Comverse MI and Netcentrex have been combined with the Comverse BSS and Comverse VAS segments, respectively, to form the “BSS” and “Digital Services” segments. Accordingly, the results presented under segment reporting reflect the change in segment reporting for all periods presented to conform to the current period segment reporting structure. The change in segment reporting does not affect our previously reported combined and consolidated financial statements.

Business Segment Highlights:

	Three Months Ended January 31,		Fiscal Years Ended January 31,
	2014	2013	2014	2013
	(Dollars in thousands)
SEGMENT RESULTS
BSS
Segment revenue	$78,239	$86,457	$299,561	$295,803
Gross margin	32.6%	33.5%	37.0%	33.3%
Income from operations	9,316	10,907	44,636	18,675
Operating margin	11.9%	12.6%	14.9%	6.3%
Segment performance	10,017	12,983	47,557	39,283
Segment performance margin	12.8%	15.0%	15.9%	13.3%
Digital Services
Segment revenue	$88,275	$97,130	$352,940	$378,918
Gross margin	39.6%	46.6%	44.7%	45.4%
Income from operations	28,098	38,158	127,008	130,890
Operating margin	31.8%	39.3%	36.0%	34.5%
Segment performance	28,134	38,382	127,224	133,053
Segment performance margin	31.9%	39.5%	36.0%	35.1%
All Other
Segment revenue	$—	$—	$—	$3,042
Loss from operations	(33,689)	(43,476)	(133,945)	(151,757)
Segment performance	(25,696)	(34,463)	(118,132)	(136,921)

Selected Balance Sheet Highlights: Below is selected balance sheet data:

	As of January 31,
(In millions)	2014	2013

Cash and cash equivalents	$254.6	$262.9
Restricted cash (including long-term restricted cash) and bank time deposits	68.2	42.5
Total	$322.8	$305.4

Conference Call Details
Comverse will be conducting a conference call today, April 15, 2014 at 8:00 a.m. ET. To listen to the conference call live, dial 678-825-8369. Please dial-in at least five minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com/about_comverse/investors.
A replay of the call will be available, beginning at approximately 11:00 a.m. on April 15, 2014 for two days, at 855-859-2056 or 800-585-8367, and archived via webcast at www.comverse.com/about_comverse/investors. The replay access code is 19701591.
Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standards Board's (“FASB”) guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of intangible assets; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) spin-off professional fees; (vi) Italian VAT recovery recorded within operating expense; (vii) impairment of goodwill; (viii) impairment of property and equipment; (ix) certain litigation settlements and related costs; (x) restructuring expenses; and (xi) certain other gains and expenses. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses recorded in connection with CTI’s and our efforts to (a) complete certain financial statements and audits of such financial statements and (b) remediate material weaknesses in internal control over financial reporting.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
Comverse is a leading global provider of telecom business solutions that enable communication service provider success in the hyper-connected world through service innovation and smart monetization. The company’s proven and innovative product portfolio includes BSS, Policy Management (PCRF) and Enforcement, and Digital Services - all backed by Managed and Professional Services. Comverse’s extensive customer base spans more than 125 countries with solutions successfully delivered to over 450 communication service providers serving more than two billion subscribers. Comverse’s solutions are available in a variety of delivery models, including on-site, cloud, hosted/SaaS and managed services. For more information, visit www.comverse.com.
Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties relate to (among other factors) the market price of our stock, the nature of other investment opportunities presented to us, cash flows, and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three Months Ended January 31,		Fiscal Years Ended January 31,
	2014	2013	2014	2013
Revenue:
Product revenue	$61,359	$71,639	$220,167	$242,104
Service revenue	105,155	111,948	432,334	435,659
Total revenue	166,514	183,587	652,501	677,763
Costs and expenses:
Product costs	36,323	34,852	116,259	123,152
Service costs	75,817	80,020	286,217	308,492
Research and development, net	17,036	17,218	67,512	76,461
Selling, general and administrative	30,689	41,087	134,031	160,340
Other operating expenses:	—	—
Impairment of goodwill	—	—	—	5,605
Restructuring expenses	2,924	4,821	10,783	5,905
Total other operating expenses	2,924	4,821	10,783	11,510
Total costs and expenses	162,789	177,998	614,802	679,955
Income (loss) from operations	3,725	5,589	37,699	(2,192)
Interest income	178	223	614	829
Interest expense	(282)	(307)	(847)	(901)
Interest expense on notes payable to CTI	—	—	—	(455)
Other expense, net	(2,107)	(300)	(9,591)	(4,049)
Income (loss) income before income tax expense	1,514	5,205	27,875	(6,768)
Income tax expense	14,263	5,572	(9,189)	(13,526)
Net income (loss) from continuing operations	15,777	10,777	18,686	(20,294)
Income from discontinued operations, net of tax	—	—	—	26,542
Net income (loss)	15,777	10,777	18,686	6,248
Less: Net income attributable to noncontrolling interest	—	—	—	(1,167)
Net income (loss) attributable to Comverse, Inc.	$15,777	$10,777	$18,686	$5,081
Weighted average common shares outstanding:	—	—
Basic	22,240,517	21,926,187	22,164,131	21,923,981
Diluted	22,555,426	22,122,815	22,382,234	21,923,981
Net income (loss) attributable to Comverse, Inc.
Net income (loss) from continuing operations	$15,777	$10,777	$18,686	$(20,294)
Income from discontinued operations, net of tax	—	—	—	25,375
Net income (loss) attributable to Comverse, Inc.	$15,777	$10,777	$18,686	$5,081
Earnings (loss) per share attributable to Comverse, Inc.’s stockholders:
Basic earnings (loss) per share
Continuing operations	$0.71	$0.49	$0.84	$(0.93)
Discontinued operations	—	—	—	1.16
Basic earnings (loss) per share	$0.71	$0.49	$0.84	$0.23
Diluted earnings (loss) per share
Continuing operations	$0.70	$0.49	$0.83	$(0.93)
Discontinued operations	—	—	—	1.16
Diluted earnings (loss) per share	$0.70	$0.49	$0.83	$0.23

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	January 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$254,580	$262,921
Restricted cash and bank time deposits	34,343	28,484
Accounts receivable, net of allowance of $6,867 and $8,841, respectively	89,361	123,612
Inventories	16,166	24,800
Deferred cost of revenue	14,500	34,031
Deferred income taxes	2,329	17,938
Prepaid expenses	17,000	25,196
Other current assets	1,680	9,923
Total current assets	429,959	526,905
Property and equipment, net	41,541	37,442
Goodwill	150,346	149,987
Intangible assets, net	5,153	7,909
Deferred cost of revenue	45,717	72,121
Deferred income taxes	1,720	9,421
Long-term restricted cash	33,815	14,030
Other assets	40,586	39,975
Total assets	$748,837	$857,790
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$168,406	$185,611
Deferred revenue	239,902	320,347
Deferred income taxes	514	7,689
Income taxes payable	2,102	8,538
Total current liabilities	410,924	522,185
Deferred revenue	113,426	143,725
Deferred income taxes	43,735	41,767
Other long-term liabilities	147,942	168,876
Total liabilities	716,027	876,553
Commitments and contingencies
Equity:
Comverse, Inc. stockholders’ equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued, 22,286,123 and 21,934,569 shares, respectively; outstanding, 22,251,226 and 21,933,427 shares, respectively	223	219
Treasury stock, at cost, 34,897 and 1,142 shares, respectively	(1,024)	(33)
Accumulated deficit	(24,251)	(42,937)
Additional paid-in-capital	34,530	2,237
Accumulated other comprehensive income	23,332	21,751
Total equity	32,810	(18,763)
Total liabilities and equity	$748,837	$857,790

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(In thousands)

	Fiscal Years Ended January 31,
	2014	2013	2012
Cash flows from operating activities:
Net income (loss)	$18,686	$6,248	$(12,887)
Net income from discontinued operations	—	(26,542)	(7,761)
Non-cash items
Depreciation and amortization	19,032	31,865	34,165
Impairment of goodwill	—	5,605	—
Provision for doubtful accounts	1,293	518	4,811
Stock-based compensation expense	10,208	7,517	3,660
Deferred income taxes	17,345	(11,724)	2,807
Inventory write-downs	4,239	6,097	4,456
Other non-cash items, net	(765)	1,244	(91)
Changes in assets and liabilities:
Accounts receivable	32,498	9,538	22,150
Inventories	374	(7,085)	(2,788)
Deferred cost of revenue	45,882	36,124	37,760
Prepaid expense and other current assets	12,845	14,881	4,852
Accounts payable and accrued expenses	(12,926)	(19,806)	(35,989)
Income tax payable	(7,237)	37,828	(2,582)
Deferred revenue	(110,828)	(85,036)	(70,894)
Tax contingencies	(24,036)	17,889	5,194
Other assets and liabilities	11	3,029	(224)
Net cash provided by (used in) operating activities - continuing operations	6,621	28,190	(13,361)
Net cash (used in) provided by operating activities - discontinued operations	—	(1,277)	11,807
Net cash provided by (used in) operating activities	6,621	26,913	(1,554)
Cash flows from investing activities:
Purchase of other assets	—	(1,131)	—
Proceeds from sale of Starhome B.V., net of cash sold of $30.9 million	—	6,340	—
Purchase of property and equipment	(12,341)	(5,402)	(5,371)
Net change in restricted cash and bank time deposits	(26,918)	(4,678)	(4,432)
Other, net	962	389	1,068
Net cash used in investing activities	(38,297)	(4,482)	(8,735)
Cash flows from financing activities:
Decrease in net investment by CTI	—	1,052	(7,861)
Borrowings under note payable to CTI	—	9,500	1,500
CTI capital contribution	25,000	38,500	—
Repayment of line of credit and other financing obligations	—	—	(6,031)
Repurchase of common stock	(991)	(33)	—
Proceeds from exercises of stock options	1,108	233	—
Other, net	1	—	(25)
Net cash provided by (used in) financing activities	25,118	49,252	(12,417)
Effects of exchange rates on cash and cash equivalents	(1,783)	(1,954)	2,860
Net (decrease) increase in cash and cash equivalents	(8,341)	69,729	(19,846)
Cash and cash equivalents, beginning of year including cash from discontinued operations	262,921	193,192	213,038
Cash and cash equivalents, end of year including cash from discontinued operations	254,580	262,921	193,192
Less: cash and cash equivalents of discontinued operations, end of year	—	—	(32,466)
Cash and cash equivalents, end of year	$254,580	$262,921	$160,726

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

Table of Reconciliation from GAAP Income (loss) from operations to Non GAAP Comverse Performance	Three Months Ended January 31,		Fiscal Years Ended January 31,
(Dollars in thousands)	2014	2013	2014	2013
Income (loss) from operations	$3,725	$5,589	$37,699	$(2,192)
Expense Adjustments:
Stock-based compensation expense	2,197	2,005	10,208	7,517
Amortization of intangible assets	695	2,076	2,765	14,124
Compliance-related professional fees	594	56	2,144	245
Compliance-related compensation and other expenses	36	257	199	2,098
Spin-off professional fees	—	933	—	933
Italian VAT recovery recorded within operating expense	—	—	(10,861)	—
Impairment of goodwill	—	—	—	5,605
Impairment of property and equipment	231	354	482	404
Certain litigation settlements and related costs	(1)	(830)	(16)	(660)
Restructuring expenses	2,924	4,821	10,783	5,905
Gain on sale of fixed assets	(9)	(185)	(41)	(185)
Other	2,063	1,826	3,287	1,621
Total expense adjustments	$8,730	$11,313	$18,950	$37,607
Comverse performance	$12,455	$16,902	$56,649	$35,415

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Three Months Ended January 31, 2014
Total revenue	$78,239	$88,275	$—	$166,514
Total costs and expenses	$68,923	$60,177	$33,689	$162,789
Income (loss) from operations	$9,316	$28,098	$(33,689)	$3,725
Computation of segment performance:
Segment revenue	$78,239	$88,275	$—
Total costs and expenses	$68,923	$60,177	$33,689
Segment expense adjustments:
Stock-based compensation expense	—	—	2,197
Amortization of acquisition-related intangibles	695	—	—
Compliance-related professional fees	—	—	594
Compliance-related compensation and other expenses	—	36	—
Impairment of property and equipment	—	—	231
Litigation settlements and related costs	—	—	(1)
Restructuring and integration charges	—	—	2,924
Gain on sale of fixed assets	—	—	(9)
Other	6	—	2,057
Segment expense adjustments	701	36	7,993
Segment expenses	68,222	60,141	25,696
Segment performance	$10,017	$28,134	$(25,696)
Interest expense	$—	$—	$(282)	$(282)
Depreciation	$(1,259)	$(1,328)	$(1,680)	$(4,267)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Three Months Ended January 31, 2013
Total revenue	$86,457	$97,130	$—	$183,587
Total costs and expenses	$75,550	$58,972	$43,476	$177,998
Income (loss) from operations	$10,907	$38,158	$(43,476)	$5,589
Computation of segment performance:
Segment revenue	$86,457	$97,130	$—
Total costs and expenses	$75,550	$58,972	$43,476
Segment expense adjustments:
Stock-based compensation expense	—	—	2,005
Amortization of acquisition-related intangibles	2,076	—	—
Compliance-related professional fees	—	—	56
Compliance-related compensation and other expenses	—	224	33
Strategic evaluation related cost	—	—	933
Impairment of property and equipment	—	—	354
Litigation settlements and related costs	—	—	(830)
Restructuring and integration charges	—	—	4,821
Gain on sale of fixed assets	—	—	(185)
Other	—	—	1,826
Segment expense adjustments	2,076	224	9,013
Segment expenses	73,474	58,748	34,463
Segment performance	$12,983	$38,382	$(34,463)
Interest expense	$—	$—	$(307)	$(307)
Depreciation	$(977)	$(1,240)	$(3,779)	$(5,996)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2014
Total revenue	$299,561	$352,940	$—	$652,501
Total costs and expenses	$254,925	$225,932	$133,945	$614,802
Income (loss) from operations	$44,636	$127,008	$(133,945)	$37,699
Computation of segment performance:
Segment revenue	$299,561	$352,940	$—
Total costs and expenses	$254,925	$225,932	$133,945
Segment expense adjustments:
Stock-based compensation expense	—	—	10,208
Amortization of intangible assets	2,765	—	—
Compliance-related professional fees	—	—	2,144
Compliance-related compensation and other expenses	122	216	(139)
Italian VAT recovery recorded within operating expense	—	—	(10,861)
Impairment of property and equipment	28	—	454
Certain litigation settlements and related cost	—	—	(16)
Restructuring expenses	—	—	10,783
Gain on sale of fixed assets	—	—	(41)
Other	6	—	3,281
Segment expense adjustments	2,921	216	15,813
Segment expenses	252,004	225,716	118,132
Segment performance	$47,557	$127,224	$(118,132)
Interest expense	$—	$—	$(847)	$(847)
Depreciation	$(3,738)	$(5,040)	$(7,489)	$(16,267)

COMVERSE, INC. SUBSIDIARIES
BUSINESS SEGMENT INFORMATION

	BSS	Digital Services	All Other	Combined
	(In thousands)
Fiscal Year Ended January 31, 2013
Total revenue	$295,803	$378,918	$3,042	$677,763
Total costs and expenses	$277,128	$248,028	$154,799	$679,955
Income (loss) from operations	$18,675	$130,890	$(151,757)	$(2,192)
Computation of segment performance:
Segment revenue	$295,803	$378,918	$3,042
Total costs and expenses	$277,128	$248,028	$154,799
Segment expense adjustments:
Stock-based compensation expense	—	—	7,517
Amortization of intangible assets	14,124	—	—
Compliance-related professional fees	—	—	245
Compliance-related compensation and other expenses	877	2,314	(1,093)
Strategic evaluation related costs	—	—	933
Impairment of goodwill	5,605	—	—
Impairment of property and equipment	2	—	402
Certain litigation settlements and related costs	—	(151)	(509)
Restructuring expenses	—	—	5,905
Gain on sale of fixed assets	—	—	(185)
Other	—	—	1,621
Segment expense adjustments	20,608	2,163	14,836
Segment expenses	256,520	245,865	139,963
Segment performance	$39,283	$133,053	$(136,921)
Interest expense	$—	$—	$(901)	$(901)
Depreciation	$(3,757)	$(4,999)	$(8,985)	$(17,741)